UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-KA

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2007

OLD POINT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street, Hampton, Virginia	23663
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (757) 728-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Previous information filed on a Form 8-K on September 17, 2007 incorrectly reported changes to Article IV Section 4.2 Audit Committee. The minimum number of director’s appointed to the Audit Committee was not changed as previously reported.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.2	Bylaws of Old Point Financial Corporation (as amended and restated September 11, 2007).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD POINT FINANCIAL CORPORATION

Date: September 19, 2007	By:	/s/ Robert F. Shuford
Robert F. Shuford
Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit
Exhibit 3.2	Bylaws of Old Point Financial Corporation (as amended and restated September 11, 2007).